                    FLAG INVESTORS COMMUNICATIONS FUND, INC.
                                ONE SOUTH STREET
                           BALTIMORE, MARYLAND 21202

                            ------------------------

                                                                   July 19, 2000

Dear Shareholder:

    The Board of Directors of Flag Investors Communications Fund, Inc. (the "Fund") is pleased to invite you to a Special Meeting of shareholders to be held at 2:15 p.m. (Eastern time) on August 31, 2000, at the offices of the Fund's advisor, Investment Company Capital Corp. ("ICCC"), One South Street, Baltimore, Maryland. At this meeting you will be asked to approve several important proposals affecting your Fund.

    Enclosed is further information relating to these proposals, including a Question and Answer section, proxy statement and proxy card. The proxy statement discusses each proposal in detail.

    THE BOARD BELIEVES THAT EACH OF THE PROPOSALS IS IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

    Two proposals seek approval for changes to the Fund's fee arrangements. The new fee arrangements serve two primary purposes. First, they compensate the Fund's advisor for its management efforts and for taking on responsibility for a variety of administrative and management services, some of which were previously handled by third-party vendors. Second, they provide for an increase in compensation to the Fund's advisor and sub-advisor in recognition of the expertise they provide, as reflected in the Fund's superior long-term returns. Even with the proposed new fee arrangements in place, the Fund's expense ratio will remain very competitive within its peer group.

    - As the Fund has grown, the advisor has made significant investments to enhance its administrative and shareholder service capability. Additional staff has been added in key areas, and dedicated in-house groups have been created to handle legal services, performance measurement, technology management, tax services and financial reporting. The advisor believes this change will benefit shareholders in at least two ways. The new in-house capability replaces or extends the range of services offered by third-party vendors. Previously, the Fund paid fees directly to third parties for certain of these administrative services. By building and maintaining an in-house staff to deliver these services, the advisor believes it will be able to provide certain services more efficiently than third parties could, as well as reduce the fees paid to these parties for these services over time. In addition, the advisor believes that a dedicated in-house staff will allow it to provide a higher quality and a fuller range of services for the Fund. Further, the advisor's enhanced capabilities allow it to better manage the increasing complexity of the Fund's administration.

    - The Fund's advisor will use part of its additional compensation to increase the fees paid to the Fund's sub-advisor. The Board believes that this change is appropriate in recognition of two critical factors in the pursuit of superior long-term returns. The sub-advisor has invaluable expertise and unusual experience in the communications sector. In addition, producing superior returns for the Fund will require even more sophisticated, insightful, and demanding research analysis and portfolio management skill as the communications industry continues to see rapid acceleration both in the pace of change and degree of complexity.

    As noted, with the new fee arrangements in place, the advisor believes that overall fees will remain very competitive as compared to comparable communications funds. Based on data for the 12 months ended May 31, 2000, if the change in the Fund's fee arrangements had been in place, the Fund's expense ratio would have been 1.09% (after fee waivers) and 1.24% (without fee waivers) for its Class A shares. Based on data for only the month of May 2000, these pro forma expense ratios would be 1.02% (after fee waivers) and 1.17% (without fee waivers). These expense ratios compare favorably with the 1.22% average expense ratio of "A" class shares of all other specialty communications funds tracked by Morningstar as of May 31, 2000. Please see the proxy statement for additional information about this comparative data.

    Shareholders are also being asked to provide advance approval for a proposed sub-advisory agreement that will reflect a change in control of the sub-advisor scheduled for March 2001. This change of control is not expected to have any impact on the quality and nature of the services that the sub-advisor provides to the Fund.

    Finally, shareholders are being asked to approve restructuring the Fund from a "stand alone" fund to a feeder fund in a "master-feeder" fund format. This restructuring is intended to allow the Fund to benefit from economies of scale and possible cost savings if additional assets can be attracted to the new master-feeder structure. The new structure will not change the Fund's investment objective, strategies and risks. The investment advisor and sub-advisor who are currently responsible for managing the Fund's assets will remain the same.

    What you need to do:

    - Please read all enclosed materials, including the Question & Answer section.

    - Vote in one of the following ways:

        1. By Internet: Logon to www.proxyvote.com and follow the on-screen instructions.

        2.  By Telephone: Call Toll-Free 1-800-690-6903.

        3. By Mail: Complete the enclosed proxy card and return it in the pre-paid envelope provided.

        4.  Attend the shareholder meeting (details enclosed).

    Thank you for voting on these important matters.

                                  Sincerely,

                                  [/S/ TRUMAN T. SEMANS]

                                  Truman T. Semans
                                  Chairman
                                  Flag Investors Communications Fund, Inc.

                                                                   July 19, 2000

                             QUESTIONS AND ANSWERS
                              FOR SHAREHOLDERS OF
                    FLAG INVESTORS COMMUNICATIONS FUND, INC.

    Here is a brief overview of the primary matters affecting the Fund that require a shareholder vote. We encourage you to also read the full text of the enclosed proxy statement.

Q.  What are shareholders being asked to vote on?

A.  At the Meeting, shareholders are voting to approve the following matters:

    - Changes to the Fund's fee arrangements, including new advisory and sub-advisory agreements for the Fund that increase the fees paid to the Fund's advisor and sub-advisor.

    - A proposed sub-advisory agreement to reflect an expected change of control of the Fund's sub-advisor.

    - The restructuring of the Fund into a master-feeder format under which the Fund would become a "feeder" fund investing all of its assets in a "master" portfolio, and related proposals to put that new structure in place.

Q.  Why is the Board recommending changes to the Fund's fee arrangements?

A. The new fee arrangements will increase compensation to the Fund's advisor and sub-advisor. These increases recognize the additional administrative services and the increased expertise, experience and effort necessary to administer the Fund and manage the Fund's investments in an increasingly complex and demanding environment. The advisor's and sub-advisor's expertise is reflected in the Fund's superior long-term returns.

Q.  What additional services is the advisor providing?

A. The advisor has made significant, on-going investments in staff and infrastructure to enhance its administrative and shareholder services, and to handle the increasing complexity of the mutual fund business. The advisor's investments include investments in technology, as well as the creation of legal, tax, performance measurement and financial reporting groups. As a result of these investments, the advisor now provides additional services, including some for which the Fund previously paid fees directly to third party vendors. The advisor believes that these investments will enable it to provide various Fund services more efficiently than could third party vendors, thereby reducing the fees paid to these parties for these services over time. There can be no assurances, however, that such cost savings can be achieved.

Q. Why is the Board recommending a new sub-advisory agreement that increases the fees paid by the advisor to the sub-advisor?

A. The Board believes that the proposed fees properly recognize the depth of experience and expertise the sub-advisor provides to the Fund in the increasingly complex and challenging communications sector. The sub-advisor has achieved excellent investment performance for the Fund over both short-term and long-term periods. As the pace of technological change and globalization continue to increase, the successful pursuit of superior long-term returns requires greater expertise and creates additional demand on the sub-advisor's research analysis and portfolio management abilities.

Q.  How are the Fund's fee arrangements changing?

A. Currently, the Fund pays the advisor one fee for providing both advisory and administrative services to the Fund. This fee arrangement is set out in a single agreement. Under the new fee arrangements, the existing agreement will be replaced by two new agreements: 1) an advisory agreement that will increase the current advisory fee by 15 basis points (15 basis points equals 0.15% of the Fund's average daily net assets), and 2) an administrative services agreement that will pay the advisor, in its capacity as Fund administrator, 15 basis points for providing administrative services. The advisor and administrator have agreed, however, to fee waivers aggregating 15 basis points. The end result is that the Fund's fees would increase by 15 basis points after the fee waiver.

Q.  How long will the fee waiver last?

A. The advisor and administrator have agreed to maintain the waiver for a minimum of two years, and have advised the Board that they have no present intention to change the waiver thereafter. The advisor and administrator may continue the waiver indefinitely. Before eliminating or reducing the waiver, the advisor and administrator must give advance notice to the Board, which reviews the overall level of fees paid to the advisor and administrator.

Q. If the recommended changes to the fee arrangements are approved, how will the Fund's expense ratio compare to those of other communications funds?

A. Historically, the Fund's expense ratio has been very competitive. The advisor believes that at the Fund's current size, the Fund's expense ratio will remain competitive even if the proposed changes are approved. Assuming an approval of the proposed changes in the Fund's fee arrangements, the Fund's pro forma expense ratio for its Class A shares would have been 1.09% (after the fee waiver) and 1.24% (without the fee waiver) based on the advisor's analysis of assets and expenses for the 12 month period ended May 31, 2000.

    Based on data for only the month of May 2000, these pro forma expense ratios would have been 1.02% (after fee waivers) and 1.17% (without fee waivers). These expense ratios would compare favorably with the 1.22% average expense ratio of "A" class shares of all other specialty communications funds tracked by Morningstar as of May 31, 2000. See the proxy statement for additional information about this comparative data.

Q. Approval is also sought for a proposed sub-advisory agreement reflecting an expected change of control of the Fund's sub-advisor in March 2001. How will this expected change in control affect the Fund?

A. The expected change in control of the Fund's sub-advisor is not expected to have any effect on the management of the Fund. The sub-advisor is currently owned by two partners, one of which is currently affiliated with the Fund's advisor. The unaffiliated partner is buying out the other. The Fund's current portfolio managers will still manage the Fund's assets, and the Fund will have the same investment objective, strategies, and risks.

Q. How will the restructuring to a master-feeder format (the "Restructuring") affect my investment in the Fund?

A. You will still own the same number of shares in the Fund as you did prior to the Restructuring. Your tax basis in the shares you currently own will remain the same. The Fund's current portfolio managers will still manage the Fund's assets, and the Fund will have the same investment objective, strategies, and risks. You will buy and sell shares in the same manner as before. The expenses paid by Fund shareholders will change, but only to the extent of the proposed new fee arrangements for the Fund. The Restructuring will not take place unless shareholders also approve the proposed new fee arrangements. See the proxy statement for further details discussing when the Restructuring, if approved, will take place.

Q. What is a master-feeder format, and how is that format different from the Fund's current structure?

A. The Fund currently invests its assets in a portfolio of securities selected by the Fund's portfolio managers. In a master-feeder format, the Fund would instead become a "feeder fund" and invest all of its assets in another fund, called a "master portfolio", which would invest its assets in a portfolio of securities selected by its portfolio managers. The master portfolio would be managed by the portfolio managers who currently manage the Fund. In the future, other feeder funds can also invest in the master portfolio. By allowing more than one fund to invest in the same master portfolio, common portfolio expenses can be shared, with the possible effect of lowering costs for each feeder fund.

Q. Why is the Fund proposing to convert to a feeder fund in a master-feeder format?

A. Since a master portfolio can have more than one feeder fund, a master-feeder fund arrangement has the potential to facilitate growth in the size of the assets held by the master portfolio. The advisor hopes that such growth would lead to economies of scale that could reduce the Fund's expense ratio. There can be no assurance, however, that such economies of scale will be realized.

Q.  How does the Board of Directors of the Fund recommend that I vote?

A. AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL PROPOSALS ON THE ENCLOSED PROXY CARD.

Q.  Where can I get more information?

A. If you need more information, please call Shareholder Communications Corporation, the Fund's information agent, at 1-877-504-7018.

Q.  How can I vote my shares?

A.  You may choose from one of the following options:

    - Through the Internet, by using www.proxyvote.com and following the on-screen instructions.

    - By telephone, by calling toll-free 1-800-690-6903.

    - By mail, with the enclosed proxy card and return envelope.

    - In person at the shareholder meeting (see details enclosed in the proxy statement).

    Please vote on all issues on each proxy card that you receive. Thank you for voting promptly.

                    FLAG INVESTORS COMMUNICATIONS FUND, INC.
                                ONE SOUTH STREET
                           BALTIMORE, MARYLAND 21202
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                AUGUST 31, 2000

TO THE SHAREHOLDERS OF FLAG INVESTORS COMMUNICATIONS FUND, INC.:

You are cordially invited to a special meeting (the "Meeting") of the shareholders of Flag Investors Communications Fund, Inc. (the "Fund"). The Meeting will be held on August 31, 2000, at 2:15 p.m. Eastern time at the offices of the Fund's advisor, Investment Company Capital Corp., in the conference room on the 30th Floor of One South Street, Baltimore, Maryland 21202. The purpose of the Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the
Meeting:

PROPOSAL 1A:    To approve a new investment advisory agreement between the Fund and its investment advisor, Investment Company Capital Corp.
                ("ICCC"), increasing the advisory fee paid by the Fund to ICCC;
                and

PROPOSAL 1B:    To approve a new investment sub-advisory agreement among the
                Fund, ICCC and the Fund's sub-advisor, Alex. Brown Investment
                Management ("ABIM"), increasing the sub-advisory fee paid by ICCC to ABIM.

PROPOSAL 2:     To approve a proposed sub-advisory agreement among the Fund,
                ICCC and ABIM, effective March 2001, reflecting an expected change in control of ABIM.

PROPOSAL 3:     To approve the restructuring of the Fund into a feeder fund in a master-feeder format.

Proposals 1A, 1B and 3 are mutually contingent. Unless all of these proposals are approved, none will take effect.

Only shareholders of the Fund at the close of business on July 5, 2000, are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE NOW.

YOU MAY COMPLETE AND RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD.

YOUR PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE MEETING.

NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT AND WILL ENSURE THAT A QUORUM WILL BE PRESENT AT THE MEETING.

                                        Thank you.

                                        [/S/ AMY M. OLMERT]

                                        Amy M. Olmert
                                        Secretary

Dated: July 19, 2000

                    FLAG INVESTORS COMMUNICATIONS FUND, INC.
                                ONE SOUTH STREET
                           BALTIMORE, MARYLAND 21202

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                AUGUST 31, 2000
                                   2:15 P.M.

    This Proxy Statement is furnished by the Board of Directors of Flag Investors Communications Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Special Meeting of shareholders of the Fund to be held on August 31, 2000, at 2:15 p.m. Eastern time, or at any adjournment thereof (the "Meeting"), at the offices of the Fund's advisor, Investment Company Capital Corp., in the conference room on the 30th Floor of One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about July 19, 2000.

                                    SUMMARY

    At the Meeting, shareholders will be asked to approve several proposals.

    Proposal 1A asks shareholders of the Fund to approve a new investment advisory agreement between the Fund and its investment advisor, Investment Company Capital Corp. ("ICCC"), increasing the advisory fee paid by the Fund to ICCC.

    Proposal 1B asks shareholders of the Fund to approve a new investment sub-advisory agreement among the Fund, ICCC and the Fund's investment sub-advisor, Alex. Brown Investment Management ("ABIM"), increasing the sub-advisory fee paid by ICCC to ABIM.

    Proposal 2 asks shareholders of the Fund to approve a proposed sub-advisory agreement among the Fund, ICCC and ABIM, effective March 2001, reflecting an expected change in control of ABIM.

    Proposal 3 asks shareholders of the Fund to approve the restructuring of the Fund into a feeder fund in a master-feeder format.

    If you do not expect to be present at the Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or the Internet, allowing sufficient time for the Proxy to be received and processed on or before 2:15 p.m. Eastern time on August 31, 2000. If your Proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions. However, if no instructions are specified on your signed Proxy with respect to a specific Proposal, the Proxy will be voted FOR the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Meeting.

    The close of business on July 5, 2000, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 66,748,330 shares outstanding. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. All classes of the Fund's shares will vote together on each Proposal.

    The expenses of the Meeting will be shared by ICCC and ABIM (collectively, the "Advisors"), and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, Internet or face-to-face meetings by employees and officers of the Advisors. Additional solicitation will be made by Shareholder Communications Corporation ("Shareholder Communications"), a solicitation firm located in New York, New York, that has been engaged by the Advisors to assist in proxy solicitation.

    Upon request, the Fund will furnish to shareholders, without charge, a copy of the Fund's Annual Report for its fiscal year ended December 31, 1999 and the Semi-annual Report for the period ended June 30, 2000, when available. These reports of the Fund may be obtained by written request to the Fund, One South Street, Mail Stop BAL01 - 1208, Attention: Kelli Hurdle, Baltimore, Maryland 21202, or by calling 1-800-767-3524.

    The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended.

PROPOSAL 1A:    TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND
                AND ITS INVESTMENT ADVISOR, INVESTMENT COMPANY CAPITAL CORP.
                ("ICCC" OR THE "ADVISOR"), INCREASING THE ADVISORY FEES PAID BY
                THE FUND TO ICCC.

    The Board has unanimously approved, and is recommending that shareholders approve, a new investment advisory agreement between the Fund and ICCC that would increase the rate of the fee payable to ICCC, the Fund's advisor. A portion of the new fees would provide ICCC with funds to increase ABIM's sub-advisory fee. The rationale for the proposed increase in ABIM's fee is discussed under Proposal 1B. The fee increases for ICCC and ABIM will not go into effect unless both proposals, as well as Proposal 3, are approved by shareholders. Each fee increase will go into effect immediately upon shareholder approval.

REASONS FOR THE NEW AGREEMENTS

    INTRODUCTION. As investment advisor to the Fund, ICCC is responsible for supervising and managing almost all aspects of the Fund's operations. Under the terms of the current investment advisory agreement between the Fund and ICCC (the "Current Advisory Agreement"), ICCC pays its own expenses in connection with the services ICCC provides, and the Fund is responsible for paying for all Fund expenses. Over time, however, managing the Fund has become more complicated and costly, both in terms of providing support services to shareholders as the Fund has grown, and as a result of the increasing complexity of the mutual fund business.

    In recent years as the Fund has grown, ICCC has made substantial investments in the infrastructure of its business to enable it to better manage the increasing complexity of the Fund's administration. These investments also provide ICCC with new in-house capabilities that replace or extend the range of services that the Fund formerly paid third party vendors to provide. By building and maintaining an in-house staff to deliver these services, ICCC believes it will be able to provide certain services more efficiently than third parties could, as well as reduce the fees paid to these parties for these services over time. ICCC also believes that a dedicated in-house staff allows it to provide a higher quality and a fuller range of services for the Fund.

    In recognition of (1) ICCC's efforts in managing the Fund in light of its growth and (2) the increased level of administrative and management services the Fund now receives from ICCC, the Board approved, subject to shareholder approval, a change in the Fund's fee arrangements, essentially splitting the Current Advisory Agreement into two new agreements: a new investment advisory agreement (the "New Advisory Agreement") and a new administrative services agreement (the "Administrative Services Agreement"). The purpose of using two agreements rather than one is to recognize and clarify these two types of services that ICCC provides to the Fund, and appropriately compensate ICCC for each type of service provided. The Board believes that the New Advisory Agreement and Administrative Services Agreement are in the best interests of the shareholders of the Fund and are reasonable in light of the nature, scope and quality of services that ICCC provides, the Fund's performance, the fees and expenses paid by comparable funds and ICCC's expenses and profitability in managing the Fund. While the Administrative Services Agreement does not require shareholder approval, it will not be implemented unless shareholders approve the New Advisory Agreement and Proposals 1B and 3.

    Some of the key factors considered by the Board in approving the New Advisory Agreement and Administrative Services Agreement are discussed below. For a detailed discussion of the various factors addressed by the Board when considering and approving these agreements, see "Board Considerations."

    INFRASTRUCTURE INVESTMENTS. The Board considered information on the many investments ICCC has made to enhance the infrastructure of its business, including:

    - Establishment of a legal group to perform in-house some of the work formerly handled by outside law firms that were paid directly by the Fund.

    - Creation of a performance measurement group, resulting in earlier and more detailed performance reporting.

    - Development of a technology group to reduce manual work and the potential for errors, and to improve the timeliness of data and reports.

    - Various software investments, including recent purchases of software for tax work, sales tracking, and to supplement the portfolio accounting and performance reporting systems.

    - Establishment of a tax department to perform in-house much of the Fund's tax work previously performed by outside firms that were paid directly by the Fund.

    - Development of a financial reporting group to handle production of shareholder reports and prospectuses, which is expected to result in faster production and may also generate future savings in printing costs.

    - Ongoing development of the Flag Investors web-site
      (www.flaginvestors.com), which, among other things, is expected in early 2001 to offer the Fund's shareholders secure, 24-hour access to their account information. There can be no assurances, however, that such access will become operational.

    ICCC also advised the Board that ICCC expects to make further investments in its business to improve the level of services provided to the Fund. The Board concluded that these past and on-going investments should permit ICCC to provide better support to the Fund's growing shareholder base, both now and in the future. For example, the cost and complexity of handling a mutual fund relates to the number of its shareholder accounts, among other things. As of January 31, 2000, the Fund had nearly 100,000 shareholder accounts, with the number of shareholders increasing by over 49,000 during the previous 12-month period alone. The Board also noted that while the benefits of these investments accrue to all funds in the Flag Investors Fund Complex (the "Fund Complex"), the Fund is one of the largest in the complex and thus a major beneficiary.

    FUND PERFORMANCE. The Board also considered ICCC's past performance as advisor to the Fund, as reflected in the Fund's rating and the returns provided to Fund shareholders as of March 31, 2000. The Fund has a Five-Star overall rating from Morningstar, Inc. ("Morningstar"), which is the highest rating awarded. As the following table shows, each class of shares of the Fund also has consistently performed well as compared to its benchmark over prescribed time periods. Past performance, of course, is no indication or guarantee of future returns.

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED MARCH 31, 2000)

                         CLASS A         S&P         CLASS B         S&P         CLASS C         S&P        CLASS I         S&P
                       SHARES (1)      500 (2)     SHARES (1)      500 (2)     SHARES (1)      500 (2)       SHARES       500 (2)
                       -----------   -----------   -----------   -----------   -----------   -----------   ----------   -----------
Past One Year             17.39%      17.94%          17.13%      17.94%          21.98%      17.94%         24.59%      17.94%

Past Five Years           38.21%      26.76%          38.17%      26.76%           N/A        26.76%          N/A        26.76%

Past Ten Years            23.08%      18.84%           N/A        18.84%           N/A        18.84%          N/A        18.84%

Since Inception           21.86%      18.09%(3)       37.53%      27.58%(4)       64.77%      26.09%(5)      55.56%      20.49%(6)
                        (1/18/84)                   (1/3/95)                   (10/28/98)                   (6/4/98)

----------------------------------------

(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the current maximum sales charges.

(2) The Standard & Poor's 500 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index does not factor in the costs of buying, selling, and holding securities -- costs which are reflected in the Fund's results.

(3) For the period from 1/31/84 through 3/31/2000.

(4) For the period from 12/31/94 through 3/31/2000.

(5) For the period from 10/31/98 through 3/31/2000.

(6) For the period from 5/31/98 through 3/31/2000.

    NEW FEE ARRANGEMENTS. The use of two new agreements to replace the Current Advisory Agreement alters the Fund's current advisory fee arrangements, as shown in the following table:

                    COMPARISON OF ADVISORY FEE ARRANGEMENTS

                                       CURRENT    PROPOSED
                                       --------   --------
Advisory Fee                            0.58%      0.73%
Administrative Services Fee                0       0.15%
Fee Waiver                                 0      (0.15%)
                                        ----      -----
TOTAL                                   0.58%      0.73%

    The end result is that the overall fees paid by the Fund to ICCC would increase by 0.15% of the Fund's average daily net assets, which equals the fees the Fund would pay under the new Administrative Services Agreement. Although fees to ICCC would rise, ICCC, in its capacity as the Fund's advisor and administrator, has agreed to an aggregate fee waiver equal to 0.15% of the Fund's average daily net assets. These fee waivers will last for a minimum of two years, and ICCC has no current intention to change the waiver thereafter. Before eliminating or reducing the waiver after two years, ICCC must give advance notice to the Board, which reviews the overall level of fees paid to the advisor and administrator. The practical effect is that ICCC, in its dual capacities as the Fund's advisor and administrator, will receive only one-half of the combined fee increase unless and until the fee waiver is eliminated or reduced after notice to and further consideration by the Board, or the Board approves changes to the Administrative Services Agreement.

    EXPENSE RATIO COMPARISON. The Fund's expense ratio has historically been very competitive. Based on data for the 12 months ended May 31, 2000, and assuming the proposed change in the Fund's fee arrangements is approved by shareholders, the Fund's pro forma expense ratio for its Class A shares would have been 1.09% (after the fee waiver) and 1.24% (without the fee waiver). Based on data for only the month of May 2000, these pro forma expense ratios would have been 1.02% (after the fee waivers) and 1.17% (without the fee waivers). These expense ratios compare favorably with the 1.22% average expense ratio of "A" class shares of all specialty communications funds tracked by Morningstar as of May 31, 2000. (Please note that the data Morningstar provides on each fund it tracks is based on publicly available information contained in the fund's annual shareholder report and reported by each fund to Morningstar. This information does not reflect more current data as of a date after the date of the fund's most recent annual report. For example, if after the distribution of a fund's most recent annual report, the fund's assets grow and its expenses remain the same, the fund's current expense ratio may be lower than the expense ratio included in that fund's most recent annual report. As a result, Morningstar data does not necessarily reflect each fund's most current expense ratio. The Fund's pro forma expense ratios described above, however, are based on current data as of May 2000, as considered by the Board.)

    The following table and example provide a comparison of the Fund's average annual operating expenses for the fiscal year ended December 31, 1999, as reported in the Fund's most recent annual report, and the pro forma expenses showing these same expenses adjusted for the Fund's new fee arrangements. The figures shown below differ from those discussed in the preceding paragraph as a result of the growth of Fund assets during 1999 and 2000, which caused Fund expenses, as a percentage of Fund assets, to decline over time.

  ANNUAL FUND OPERATING       CLASS A SHARES         CLASS B SHARES         CLASS C SHARES         CLASS I SHARES
   EXPENSES (DEDUCTED      --------------------   --------------------   --------------------   --------------------
    FROM FUND ASSETS)      CURRENT    PRO FORMA   CURRENT    PRO FORMA   CURRENT    PRO FORMA   CURRENT    PRO FORMA
-------------------------  --------   ---------   --------   ---------   --------   ---------   --------   ---------
Management Fees             0.58%       0.73%      0.58%       0.73%      0.58%       0.73%      0.58%       0.73%
Distribution and/or
  Service (12b-1) Fees      0.25%       0.25%      0.75%       0.75%      0.75%       0.75%     None        None
Other Expenses              0.13%       0.28%      0.38%       0.53%      0.37%       0.52%      0.14%       0.29%
                            ----       -----       ----       -----       ----       -----       ----       -----
Total Annual Fund
  Operating Expenses        0.96%       1.26%      1.71%       2.01%      1.70%       2.00%      0.72%       1.02%
Less Fee Waivers              --       (0.15%)       --       (0.15%)       --       (0.15%)       --       (0.15%)
                            ----       -----       ----       -----       ----       -----       ----       -----
Net Expenses                0.96%       1.11%      1.71%       1.86%      1.70%       1.85%      0.72%       0.87%

------------------------

EXAMPLE:

    This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds. This is a hypothetical example only, and is not intended to suggest that the Fund's future performance will match the assumptions used in the Example.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, the fee waiver applies during the first two years only and all expenses reflect the maximum applicable sales charges. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR                3 YEARS                5 YEARS                10 YEARS
                           --------------------   --------------------   --------------------   --------------------
                           CURRENT    PRO FORMA   CURRENT    PRO FORMA   CURRENT    PRO FORMA   CURRENT    PRO FORMA
                           --------   ---------   --------   ---------   --------   ---------   --------   ---------
Class A Shares               $643       $657        $839       $899       $1,052     $1,176      $1,663     $1,963
Class B Shares               $674       $689        $839       $901       $1,128     $1,255      $1,727     $2,028
Class C Shares               $273       $288        $536       $598       $  923     $1,049      $2,021     $2,302
Class I Shares               $ 73       $ 89        $227       $299       $  391     $  533      $  851     $1,220

    You would pay the following expenses if you did not redeem your shares:

                                  1 YEAR                3 YEARS                5 YEARS                10 YEARS
                           --------------------   --------------------   --------------------   --------------------
                           CURRENT    PRO FORMA   CURRENT    PRO FORMA   CURRENT    PRO FORMA   CURRENT    PRO FORMA
                           --------   ---------   --------   ---------   --------   ---------   --------   ---------
Class A Shares               $643       $657        $839       $899       $1,052     $1,176      $1,663     $1,963
Class B Shares               $174       $189        $539       $601       $  928     $1,055      $1,727     $2,028
Class C Shares               $173       $188        $536       $598       $  923     $1,049      $2,021     $2,302
Class I Shares               $ 73       $ 89        $227       $299       $  391     $  533      $  851     $1,220

THE CURRENT ADVISORY AGREEMENT

    ICCC serves as investment advisor to the Fund pursuant to the Current Advisory Agreement between ICCC and the Fund, dated as of June 4, 1999. Shareholders of the Fund last approved the Current Advisory Agreement on October 7, 1999, in connection with the merger of ICCC's corporate parent with Deutsche Bank AG. The Board, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Directors"), approved the Current Advisory Agreement for an initial two-year term on March 30, 1999.

    FEES. ICCC receives a fee from the Fund, calculated daily and paid at the end of each calendar month. The annual rate of the advisory fee under the Current and New Advisory Agreements is as follows:

     AVERAGE DAILY          CURRENT          NEW
       NET ASSETS         ADVISORY FEE   ADVISORY FEE
------------------------  ------------   ------------
    0 - $100 Million         0.85%          1.00%
   Next $100 Million         0.75%          0.90%
   Next $100 Million         0.70%          0.85%
   Next $200 Million         0.65%          0.80%
   Next $500 Million         0.58%          0.73%
   Next $500 Million         0.53%          0.68%
Excess over $1.5 Billion     0.50%          0.65%

    For the year ended December 31, 1999, the Fund paid ICCC $11,892,502 in advisory fees. If the Fund's new fee arrangements (including fee waivers) had been in place instead, the Fund would have paid ICCC advisory and administrative services fees of $14,998,488, which represents an increase of 26%. Without fee waivers, the Fund would have paid ICCC advisory and administrative services fees of $17,248,261, which represents an increase of 45%.

THE NEW ADVISORY AGREEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

    The New Advisory Agreement is identical to the Current Advisory Agreement, except as follows: the New Advisory Agreement includes the change in fees, and does not require the Advisor to provide certain administrative services to the Fund or to provide the Fund with or obtain for it office space, equipment and services that will now be provided pursuant to the Administrative Services Agreement. The New Advisory Agreement also requires the Advisor to maintain certain books and records. Additionally, the dates of execution, effectiveness and initial term of the New Agreement differ from those of the Current Advisory Agreement. The terms of the New Advisory Agreement are summarized below and are qualified by reference to Exhibit A.

    THE NEW ADVISORY AGREEMENT. The New Advisory Agreement provides that the Advisor, in return for its fee, will (a) supervise and manage all aspects of the Fund's investment program; (b) formulate and implement continuing programs for the purchase and sale of securities consistent with the investment objective and policies of the Fund; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors and as might not otherwise be provided under the Fund's other agreements; (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data; (e) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (f) take all actions necessary to implement the Fund's purchase and sale programs; and (g) maintain such books and records, in cooperation with the Fund's administrator and the Fund's distributor, as may be required by law or deemed advisable by the Board of Directors. Subject to the approval of the Board of Directors and the Fund's shareholders, the Advisor may delegate certain of its duties enumerated above to a sub-advisor.

    As described above, under the New Advisory Agreement the Fund will pay ICCC an annual fee based on the Fund's average daily net assets. Further, ICCC may, from time to time, voluntarily waive a portion of its advisory fee.

    The New Advisory Agreement provides that the Advisor will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays all other expenses of the Fund. These expenses include, but are not limited to, payments to the Fund's distributor under the Fund's plans of distribution and to the Fund's administrator under the Administrative Services Agreement; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

    The services of the Advisor are not to be deemed exclusive, and the Advisor is free to render investment advisory or other services to others (including other investment companies), and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Advisor's officers or directors may serve as officers or directors of the Fund, and the Fund's officers or directors may serve as officers or directors of the Advisor.

    Following the expiration of its initial two-year term, the New Advisory Agreement continues in full force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Fund's outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

    The New Advisory Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor. The agreement automatically terminates in the event of its assignment.

    The New Advisory Agreement obligates the Advisor to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but the Advisor is not liable for any act or omission that does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under the agreement.

    As discussed in Proposal 3, the Board of Directors has approved agreements for a master portfolio, including an advisory agreement with a fee that is the same as the proposed advisory fee for the Fund, but contingent on shareholder approval of the New Advisory Agreement. If shareholders approve the New Advisory Agreement and the reorganization of the Fund into a feeder fund, the contractual fee at the master level will be the same as the proposed fee at the feeder level.

    The Directors have also approved (contingent upon shareholder approval of this Proposal and Proposals 1B and 3) a new Administrative Services Agreement for the Fund. If shareholders approve the New Advisory Agreement (and Proposals 1B and 3), the Advisor and the Administrator will waive a portion of their respective fees, for a period of at least two years, in an amount equal to the increase in advisory fees. If the New Advisory Agreement (and Proposals 1B and
3) is not approved, the Fund's current fee arrangements will remain in place at the current level.

    THE ADMINISTRATIVE SERVICES AGREEMENT. The Administrative Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, other than portfolio management and distribution; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Fund's Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Fund's Board of Directors; (d) supervise the operations of the Fund's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.

    Under the Administrative Services Agreement, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals shall be paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. The Administrator may from time to time voluntarily waive a portion of its administrative services fee.

    The Administrative Services Agreement provides that the Administrator will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays all other expenses of the Fund. (See "The New Advisory Agreement" above for a list of these expenses.)

    The services of the Administrator are not to be deemed exclusive, and the Administrator is free to render corporate, administrative or other services to others (including other investment companies), and to engage in other activities, so long as its services under the agreement are not impaired thereby. The Administrator's officers or directors may serve as officers or directors of the Fund, and the Fund's officers or directors may serve as officers or directors of the Administrator.

    The Administrative Services Agreement continues in full force and effect until terminated.

    The Administrative Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

    The Administrative Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Administrator.

    BOARD CONSIDERATIONS. The Board held meetings on March 21-22, 2000, and June 21-22, 2000 to consider the New Advisory Agreement and the Administrative Services Agreement. In addition, the Independent Directors also discussed approval of the New Advisory Agreement and the Administrative Services Agreement with their independent counsel.

    To assist the Directors in their consideration of the New Advisory Agreement and the Administrative Services Agreement at the Board meetings, ICCC presented a comparative analysis, under the existing and pro forma advisory fees, of the performance and expenses of the Fund. The Directors considered (1) the nature and quality of the advisory services rendered and the results achieved by ICCC in the management of the Fund, giving due consideration to (i) the likely impact of the proposed fee on relative performance and (ii) the significant and on-going infrastructure investments made by ICCC to enable it to better provide services to the Fund's shareholders and the increased complexity of the mutual fund business in general; (2) the relationship of the proposed fee arrangements to the fees of comparable mutual funds, the impact of the proposed increase in fees on the Fund's expense ratio and the relationship of the Fund's pro forma expense ratio to the expense ratios of comparable mutual funds; (3) the costs borne by ICCC in providing investment advisory and other services to the Fund, including the proposed additional payments to the Fund's sub-advisor; (4) the profits of ICCC in providing services to the Fund; (5) the extent to which the economies of scale that ICCC might experience as a result of growth in the Fund's assets would be shared with the Fund; (6) the terms and conditions of the voluntary fee waiver provided by ICCC; and (7) research services received in return for allocation of brokerage. With respect to the nature and quality of services and the results achieved, the Directors were presented with information about the success of the Fund since inception (1984) in maintaining highly competitive portfolio performance.

    After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Independent Directors, unanimously approved the New Advisory Agreement and Administrative Services Agreement, and voted to recommend approval of the New Advisory Agreement to the shareholders of the Fund.

INFORMATION ABOUT ICCC

    ICCC is a registered investment advisor with assets under management as of December 31, 1999, of approximately $11 billion, including the assets of ICCC's other clients. ICCC is a wholly owned subsidiary of BT Alex. Brown Holdings, Inc., and an indirect wholly owned subsidiary of Deutsche Bank AG. The principal address of ICCC is One South Street, Baltimore, Maryland, 21202. The principal address of Deutsche Bank is Deutsche Bank Aktiengesellschaft, Taunusalage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.

    The following information is provided for each Director and the principal executive officer of ICCC. The address for each is One South Street, Baltimore, Maryland 21202.

NAME AND POSITION WITH ICCC  PRINCIPAL OCCUPATION
---------------------------  ------------------------------------------------------
Richard T. Hale, Director    - Managing Director, Deutsche Asset Management
  and President              - Managing Director, DB Alex. Brown LLC

Ross Youngman, Director      - Managing Director, Deutsche Asset Management

Steven A. Schneider,
  Director                   - Managing Director, Deutsche Asset Management

    Additionally, Mr. Hale is a director of the Fund and Daniel O. Hirsch is an officer of the Fund and ICCC.

    For the fiscal year ended December 31, 1999, the Fund paid ICCC aggregate fees of $1,639,648 for transfer agency services and $153,996 for accounting services provided to the Fund. The Fund also paid Bankers Trust Company, an affiliate of ICCC, $146,539 for custody services provided to the Fund. The Fund also paid $7,200 in brokerage commissions to DB Alex. Brown LLC ("DBAB") an affiliate of ICCC. The Fund will continue to receive these services if the Fund's new fee arrangements are approved.

    In addition, on May 17, 2000, DBAB, an affiliate of ICCC, entered into an agreement to sell its 50% general partnership interest in the Fund's sub-advisor to the Fund's sub-advisor, subject to certain conditions. If these conditions are met, the sale becomes effective in March 2001. In connection with this sale, the Fund's sub-advisor also entered into a trademark license agreement with BT Alex Brown Holdings, Inc. ("BTAB Holdings"), another affiliate of ICCC. Under these agreements, the Fund's sub-advisor agreed to pay DBAB and BTAB Holdings a total of 78% of its sub-advisory fees earned during calendar years 2000, 2001, and 2002 in connection with providing sub-advisory services to the Fund and two other funds in the Fund Complex, less certain deductions. (See Proposal 2 for further information about this transaction.)

OTHER FUNDS ADVISED BY ICCC WITH SIMILAR INVESTMENT OBJECTIVES

    A number of funds in the Fund Complex invest primarily in equity securities and accordingly seek capital appreciation, either in and of itself, or along with income. However, each of these funds employs widely differing investment policies and styles in seeking these objectives. The following table provides comparative information on fees paid to ICCC pursuant to advisory agreements in effect for such funds.

                                         AVERAGE NET        MANAGEMENT FEE
                                           ASSETS         (AS A PERCENTAGE OF
                 FUND                      (000S)      AVERAGE DAILY NET ASSETS)
---------------------------------------  -----------   -------------------------
Flag Investors Emerging Growth
  Fund, Inc.                               $139,710(1)        0.85%(1)
Flag Investors Equity Partners
  Fund, Inc.                               $433,828(2)        0.78%(2)
Flag Investors Real Estate Securities
  Fund, Inc.                               $ 25,246(3)        0.35%(3)
Flag Investors Value Builder
  Fund, Inc.                               $967,181(4)        0.73%(4)

------------------------

(1)   Information given for the fiscal year ended October 31, 1999.

(2)   Information given for the fiscal year ended May 31, 2000.

(3) Information given for the fiscal year ended December 31, 1999 (net of fee waivers). Absent fee waivers, management fees would be 0.65% of the fund's average daily net assets.

(4)   Information given for the fiscal year ended March 31, 2000.

    In conjunction with the proposal of the New Advisory Agreement, and the related new sub-advisory agreement for ABIM discussed in Proposal 1B, and contingent upon Fund shareholder approval of each, ABIM agreed to lower the sub-advisory fees it charges ICCC for providing sub-advisory services to Flag Investors Equity Partners Fund, Inc. and Flag Investors Value Builder
Fund, Inc. by ten basis points at each breakpoint. This change has no impact on the advisory fees either of these funds pays to ICCC, because ICCC, not the funds themselves, pays ABIM. Nevertheless, the ultimate impact of this change is to increase the net fees ICCC earns by providing advisory services to each of these funds.

SHAREHOLDER APPROVAL OF THE NEW ADVISORY AGREEMENT

    Approval of the New Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. In the event that shareholders of the Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect. In addition, the Board will not implement any of the Fund's new fee arrangements and will take such other action as it deems in the best interest of the Fund and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL 1B:    TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG THE
                FUND, INVESTMENT COMPANY CAPITAL CORP. ("ICCC") AND ALEX. BROWN
                INVESTMENT MANAGEMENT ("ABIM"), INCREASING THE SUB-ADVISORY
                FEE PAID BY ICCC TO ABIM.

    The Board has unanimously approved, and is recommending that shareholders approve, a new sub-advisory agreement among the Fund, ICCC and ABIM (the "New Sub-Advisory Agreement") that would increase the fee paid by ICCC to ABIM by 0.05% of the Fund's average daily net assets at each breakpoint. As discussed below, the Board believes that the New Sub-Advisory Agreement is appropriate because it properly recognizes the services and expertise that the sub-advisor provides to the Fund as the sub-advisor pursues superior long-term returns in today's complex and rapidly changing global telecommunications industry. The New Sub-Advisory Agreement will not go into effect unless Proposals 1A and 3 are also approved by shareholders.

REASONS FOR THE NEW SUB-ADVISORY AGREEMENT

    At meetings held on March 21-22, 2000, and June 21-22, 2000, the Board considered the New Sub-Advisory Agreement. Two of the key factors the Board considered are summarized below. For a detailed discussion of the various factors addressed by the Board when considering and approving the New Sub-Advisory Agreement, see "Board Considerations."

    FUND PERFORMANCE. As sub-advisor to the Fund, ABIM is responsible for, among other things, managing the Fund's investment portfolio, which includes making all decisions with respect to the securities the Fund will buy, sell and hold. In this connection, ABIM has invaluable expertise and unusual experience in the telecommunications industry. The quality of the services and expertise that ABIM provides to the Fund is evidenced by the Fund's performance over both short-term and long-term periods.

    As discussed under "Fund Performance" in Proposal 1A, the Fund has the highest overall rating (Five Stars) from Morningstar, and has outperformed the S&P 500, its benchmark, for the period starting at its inception and ended
March 31, 2000. Additionally, over the one-, three- and five-year periods ended March 31, 2000, excluding the impact of sales charges, the Fund has outperformed the S&P 500. The Board believes that the New Sub-Advisory Agreement properly recognizes the high quality of services and expertise that ABIM provides to the Fund's shareholders.

    INCREASED COMPLEXITY OF THE FUND. The Fund originally started in 1984 as a vehicle that mostly held shares of AT&T and the seven Regional Bell Operating Companies (the so-called "baby Bells"). Since that time, the Fund has evolved into a more complex mutual fund, seeking investments in securities of domestic and foreign companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. For example, as of May 31, 2000, the Fund's portfolio included securities of communication equipment companies (20% of the Fund's portfolio), software and applications providers (7% of the Fund's portfolio), media companies (15% of the Fund's portfolio) and international network operators (12% of the Fund's portfolio). Moreover, the worldwide expansion of the telecommunications field has increased both the number and nature of the companies involved, which has increased the complexity of managing the Fund's investment portfolio. As the pace of technological change and globalization continue to increase, the successful pursuit of superior long-term returns requires greater expertise and creates additional demand on the sub-advisor's research analysis and portfolio management abilities.

THE CURRENT SUB-ADVISORY AGREEMENT

    ABIM serves as sub-advisor to the Fund pursuant to a sub-advisory agreement among the Fund, ICCC and ABIM, dated as of June 4, 1999 (the "Current

Sub-Advisory Agreement"). The Current Sub-Advisory Agreement was initially approved by the shareholders of the Fund on October 7, 1999. The Current Sub-Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Independent Directors, for an initial two-year term on March 30, 1999.

    FEES. ABIM receives a fee from ICCC, calculated daily and paid at the end of each calendar month. The annual rate of the sub-advisory fee under the Current and New Sub-Advisory Agreements is as follows:

     AVERAGE DAILY            CURRENT            PROPOSED
       NET ASSETS         SUB-ADVISORY FEE   SUB-ADVISORY FEE
------------------------  ----------------   ----------------
    0 - $100 Million           0.60%              0.65%
   Next $100 Million           0.55%              0.60%
   Next $100 Million           0.50%              0.55%
   Next $200 Million           0.45%              0.50%
   Next $500 Million           0.40%              0.45%
   Next $500 Million           0.37%              0.42%
Excess over $1.5 Billion       0.35%              0.40%

    For the year ended December 31, 1999, ICCC paid ABIM $8,337,647 in sub-advisory fees. If the New Advisory Agreement had been in place instead, ICCC would have paid ABIM $9,364,454, which represents an increase of 12%.

THE NEW SUB-ADVISORY AGREEMENT

    Other than the fees and the dates of execution, effectiveness and initial term, the New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are summarized below and are qualified by reference to Exhibit B.

    THE NEW SUB-ADVISORY AGREEMENT. The New Sub-Advisory Agreement provides that ABIM, in return for its fee, will (a) provide the Fund with executive, administrative and clerical services; (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (c) formulate and implement continuing programs for the purchase and sale of the securities and regularly report thereon to the Fund's Board of Directors; (d) take, on behalf of the Fund, all actions necessary to effect the purchase and sale programs, including placing orders; and (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, with respect to securities considered desirable for inclusion in the Fund's portfolio.

    The New Sub-Advisory Agreement provides that ABIM will furnish at its expense, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs. ABIM will maintain at its expense, a trading function in order to place orders for the purchase and sale of portfolio securities of the Fund. The Fund assumes and pays all of its other expenses.

    The services of ABIM are not to be deemed totally exclusive. ABIM is free to render investment advisory or other services to others, so long as its services under the agreement are not impaired thereby. Partners of ABIM may serve as officers or Directors of the Fund, the Fund's officers or Directors may serve as officers or partners of ABIM, and partners of ABIM are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

    Following the expiration of its initial two-year term, the New Sub-Advisory Agreement continues in full force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board of Directors or by the vote of a majority of the Fund's outstanding voting securities, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested parties" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

    The New Sub-Advisory Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors, by a vote of a majority of the Fund's outstanding voting securities or by ABIM, upon 60 days' waivable written notice to the other parties. The agreement automatically terminates in the event of its assignment.

    The New Sub-Advisory Agreement obligates ABIM to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but ABIM is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of ABIM or its officers, partners or employees or reckless disregard by ABIM of its duties under the agreement.

    BOARD CONSIDERATIONS. At meetings on March 21-22, 2000, and June 21-22, 2000, the Board considered the New Sub-Advisory Agreement. In addition, the Independent Directors also discussed approval of the New Sub-Advisory Agreement with their independent counsel.

    To assist the Directors in their consideration of the New Sub-Advisory Agreement, ICCC and ABIM presented a comparative analysis, under the existing and pro forma advisory fees, of the performance and expenses of the Fund. The Directors took into account (1) the nature and quality of the sub-advisory services rendered and the results achieved by ABIM in the management of the Fund, giving due consideration to the likely impact of the proposed fee on relative performance; (2) the relationship of the proposed sub-advisory fee schedule to the fee schedules of comparable mutual funds, the impact of the proposed increase in advisory fees on the Fund's expense ratio and the relationship of the Fund's pro forma expense ratio to the expense ratios of comparable mutual funds; (3) the costs borne by ABIM in providing investment sub-advisory services to the Fund, including the expansion of ABIM's research and administrative efforts and the increased complexities associated with the global telecommunications industry; (4) the profits of ABIM in providing services to the Fund; (5) the extent to which the economies of scale that ABIM might experience as a result of growth in the Fund's assets would be shared with ICCC and the Fund; and (6) research services received in return for allocation of brokerage. With respect to the nature and quality of services and the results achieved, the Directors were presented with information about the success of the Fund since inception (1984) in maintaining highly competitive portfolio performance.

    After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Independent Directors, unanimously approved the New Sub-Advisory Agreement and voted to recommend its approval to the shareholders of the Fund.

ADDITIONAL INFORMATION ABOUT ABIM

    ABIM, a limited partnership, is a registered investment advisor with assets under management as of June 30, 2000, of approximately $10.4 billion, including assets of the Fund and the assets of ABIM's other clients. Buppert, Behrens & Owen, Inc. ("BB&O"), a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. DB Alex. Brown LLC ("DBAB"), an affiliate of ICCC, owns the remaining 50% general partnership interest in ABIM. The address of each of the foregoing entities is One South Street, Baltimore, Maryland 21202.

    The following information is provided for each general partner and the principal executive officer of ABIM. The address for each is One South Street, Baltimore, Maryland 21202.

       NAME AND POSITION WITH ABIM             PRINCIPAL OCCUPATION
-----------------------------------------  -----------------------------
Buppert, Behrens & Owen, Inc.                           N/A
  General Partner
DB Alex. Brown LLC                                      N/A
  General Partner
J. Dorsey Brown, III                       Chief Executive Officer, ABIM
  Chief Executive Officer

    ABIM is an affiliate of ICCC. For the fiscal year ended December 31, 1999, the Fund paid to ICCC or ICCC's affiliates the amounts described in Proposal 1A for the advisory, transfer agency, accounting and custody services provided to the Fund.

OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES SUB-ADVISED BY ABIM

    ABIM acts as sub-advisor to two other funds that invest primarily in equity securities and accordingly seek capital appreciation, either in and of itself, or along with income. However, each of these funds employs widely differing investment policies and styles in seeking these objectives.

    The following table provides comparative information on fees paid by ICCC to ABIM pursuant to sub-advisory agreements in effect for such funds.

                                          AVERAGE NET       SUB-ADVISORY FEE
                                           ASSETS OF       (AS A PERCENTAGE OF
                  FUND                    FUND (000S)   AVERAGE DAILY NET ASSETS)
----------------------------------------  -----------   -------------------------
Flag Investors Equity Partners
  Fund, Inc.                              $433,828(1)            0.56 %(1)
Flag Investors Value Builder Fund, Inc.   $967,181(2)            0.53 %(2)

--------------------------

(1)   Information given for the fiscal year ended May 31, 2000.

(2)   Information given for the fiscal year ended March 31, 2000.

    In conjunction with the proposal of the New Sub-Advisory Agreement, and the related New Advisory Agreement for ICCC discussed in Proposal 1A, ABIM agreed to lower the sub-advisory fees it charges ICCC for providing advisory services to Flag Investors Equity Partners Fund, Inc. and Flag Investors Value Builder Fund, Inc. by ten basis points at each breakpoint. This change would be effective only upon shareholder approval of the New Sub-Advisory Agreement and the New Advisory Agreement for ICCC.

SHAREHOLDER APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

    Approval of the New Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). In the event that shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Sub-Advisory Agreement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

PROPOSAL 2:     TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG THE
                FUND, INVESTMENT COMPANY CAPITAL CORP. ("ICCC") AND ALEX. BROWN
                INVESTMENT MANAGEMENT ("ABIM"), EFFECTIVE MARCH 2001, REFLECTING
                AN EXPECTED CHANGE OF CONTROL OF ABIM.

    As described below, ABIM and one of its current 50% owners have entered into an agreement to purchase the interest of the remaining 50% owner, effective March 2001. This expected change of control of ABIM may be considered an assignment and termination of any sub-advisory agreement that ABIM has with ICCC and the Fund at that time. In anticipation of this transaction, the Board has unanimously approved, and is recommending that shareholders approve, a new sub-advisory agreement among the Fund, ICCC and ABIM, which reflects the change of control of ABIM (the "Proposed Sub-Advisory Agreement"). The change of control of ABIM is not expected to impact the nature or quality of the services to be provided by ABIM to ICCC or the Fund.

THE PROPOSED SUB-ADVISORY AGREEMENT

    The terms of the Proposed Sub-Advisory Agreement will be identical to the sub-advisory agreement in place in March 2001 when the change of control of ABIM takes effect. If Proposals 1A and 1B (or substantially similar proposals) are approved, the Proposed Sub-Advisory Agreement will be identical to the New Sub-Advisory Agreement; otherwise, the Proposed Sub-Advisory Agreement will be identical to the Current Sub-Advisory Agreement. See Proposal 1B for a detailed discussion of the terms of both the Current and New Sub-Advisory Agreements and related information.

CHANGE OF CONTROL OF ABIM

    ABIM currently is a limited partnership affiliated with ICCC. Buppert, Behrens & Owen, Inc. ("BB&O"), a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. DB Alex. Brown LLC ("DBAB"), an affiliate of ICCC, owns the remaining 50% general partnership interest in ABIM.

    On May 17, 2000, ABIM and BB&O entered into an Agreement of Sale of Partnership Interests ("Sale Agreement") with DBAB that will result in BB&O holding all partnership interests in ABIM, effective as of a March 2001 closing date. In connection with this sale, ABIM also entered into a Trademark License Agreement (the "License Agreement") with BT Alex. Brown Holdings, Inc. ("BTAB Holdings") that will permit ABIM to continue to use the "Alex. Brown" name from the March 2001 closing date until December 31, 2005. Under the terms of these agreements, ABIM has agreed to pay DBAB and BTAB Holdings an amount equal to 60% and 18%, respectively, of the sub-advisory fees earned during calendar years 2000, 2001 and 2002 by ABIM for providing advisory services to ICCC on behalf of the Fund, and two other funds in the Fund Complex: Flag Investors Equity Partners Fund, Inc. ("Equity Partners") and Flag Investors Value Builder Fund, Inc. ("Value Builder"). If one or more of these funds converts to a feeder fund in a master-feeder format, as described in Proposal 3, this calculation would include sub-advisory fees earned in connection with providing sub-advisory services to any master portfolio in which a fund invests. All amounts due will be paid on eight installments on a quarterly basis beginning April 30, 2001, with the last installment due January 31, 2003. Amounts due DBAB will be offset by ABIM partnership distributions payable to DBAB in April 2001.

    The March 2001 closing date for the Sale Agreement is contingent upon, among other events, the approval of the Proposed Sub-Advisory Agreement by Fund shareholders, and the approval of similar-type proposed sub-advisory agreements by the shareholders of Equity Partners and Value Builder. The Sale Agreement also includes a provision prohibiting ABIM, BB&O and its employees, partners, officers, or directors from providing investment advisory services to any other registered investment company pursuing the same investment strategies as the Fund, Equity Partners or Value Builder. Consistent with the fiduciary duties that ICCC owes the Fund as its advisor, the Sale Agreement and License Agreement do not prevent ICCC from suggesting that the Fund terminate its relationship with ABIM if ICCC believes such a suggestion is appropriate, but any such termination must ultimately be recommended by a majority of the Fund's Independent Directors and approved by the Fund's Board of Directors.

BOARD CONSIDERATIONS

    At meetings on March 21-22, 2000, the Board considered the Proposed Sub-Advisory Agreement. The Board, including the Independent Directors, approved the Proposed Sub-Advisory Agreement and recommended it for approval by the shareholders of the Fund.

    In evaluating the Proposed Sub-Advisory Agreement, the Board considered substantially the same factors that led it to approve the New Sub-Advisory Agreement, as described in Proposal 1B under "Board Considerations," as well as the continuity of services. The Board also took into account (1) the nature and quality of services expected to be provided by ABIM after the change of control; and (2) the potential impact of the terms and conditions of the Sale Agreement and License Agreement on ABIM's financial standing and profitability, particularly as these factors affect ABIM's ability to provide the services required under the Proposed Sub-Advisory Agreement. In these regards, the Board concluded that the change of control of ABIM was not expected to have any adverse material impact on the nature and quality of services to be provided by ABIM.

    The Board also was advised that ICCC, ABIM and BB&O intended to comply with the requirements of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor that results in an assignment so long as two conditions are met:

    1. For a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquirer (ABIM and BB&O, respectively, in this case). The Board of Directors of the Fund currently is in compliance with this provision of Section 15(f) and expects to remain so in the future.

    2. An "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the change of control of ABIM whereby the investment advisor, or any interested person of any such advisor (among others, ICCC) receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). ICCC, ABIM, and BB&O are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the change of control of ABIM. ICCC, ABIM, and BB&O have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the change of control of ABIM. In particular, they believe that the advisory fee increase reflects a fee for bona fide advisory services and not an undue burden.

SHAREHOLDER APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

    Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). In the event that shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement, or the shareholders of Value Builder and Equity Partners do not approve their respective sub-advisory agreements, the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the Proposed Sub-Advisory Agreement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

PROPOSAL 3:     TO APPROVE THE RESTRUCTURING OF THE FUND INTO A FEEDER FUND IN A
                MASTER-FEEDER FORMAT.

OVERVIEW

    The Board has unanimously approved, and is recommending that shareholders approve, restructuring the Fund into a feeder fund in a master-feeder format (the "Restructuring"). The Restructuring would result in the Fund investing all of its assets in the Communications Portfolio (the "Portfolio" or "master portfolio") of the Flag Investors Portfolios Trust ("Master Trust"), which will have substantially the same investment objective, policies and restrictions as the Fund. The Restructuring will not change the advisor or sub-advisor ultimately responsible for managing the Fund's assets. As described below, participation in the Restructuring requires approval of certain related changes to the Fund's fundamental investment policies.

    The Restructuring will not take place unless shareholders approve this proposal as well as the Fund's new fee arrangements, discussed previously in Proposals 1A and 1B. If approved, the Restructuring is expected to take effect on or before October 2, 2000.

THE MASTER-FEEDER STRUCTURE

    If the Restructuring is approved, the Fund would seek to achieve its investment objective by investing in the Portfolio, rather than investing directly in securities. The Portfolio in turn would invest in securities in accordance with its investment objective, policies and restrictions. As a result, investment advisory services will be provided to the Fund at the master portfolio (i.e., Portfolio) level. Because the Portfolio will have substantially the same investment objective, policies and restrictions as the Fund, and will hire the Fund's current advisor and sub-advisor, this structure is not expected to impact the manner in which the Fund's assets are ultimately invested.

    After the Restructuring, Fund shareholders will continue to hold the same number of shares of the Fund. The value of the shareholder's investment in the Fund will be the same immediately after the Fund's investment in the Portfolio as it was before that investment. Going forward, the value of the Fund's shares will be based directly upon the investment performance of the Portfolio.

    Other feeder funds may invest in the Portfolio in the future. A goal of a master-feeder fund arrangement is to achieve operational efficiencies through economies of scale thereby achieving a lower ratio of operating expenses to net assets, assuming that the assets of the Portfolio are greater than the assets of any individual feeder fund. There can be no assurance, however, that such economies of scale will be realized.

    The Fund would be able to withdraw its investment in the Portfolio at any time if the Board determined that doing so would be in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Board of Directors would consider what action might be taken. In accordance with the Fund's investment objective, policies and restrictions, the Board could invest the Fund's assets in another master portfolio, or retain an investment advisor to manage the Fund's assets directly (as is currently the case).

IMPACT ON FEES AND EXPENSES

    The Restructuring will not take place unless shareholders also approve the Fund's new fee arrangements. These new fee arrangements are discussed in Proposals 1A and 1B, which include a comparison of the Fund's current fees to those applicable under the proposed new fee arrangements. If the Restructuring takes place, any agreements that the Portfolio enters into as part of the Restructuring will reflect these new fee arrangements. That portion of the fees for administrative services will be split between the Portfolio and the Fund, reflecting the different services provided at each level.

    As a general matter, although advisory and custodial fees will become an obligation of the Portfolio, the Fund will still pay for these services indirectly. The Portfolio will allocate these fees to each feeder fund based on the fund's relative net assets. Distribution, transfer agency, shareholder servicing and other administrative fees will continue to be a direct obligation of the Fund.

    As noted previously, one goal of the master-feeder structure is to increase the assets under management at the Portfolio level in hopes of achieving economies of scale, and possibly cost savings, for investors in the Portfolio, including the Fund. While there can be no assurance that such economies of scale will be realized, the Portfolio anticipates adding other feeder funds in the future.

TAX CONSEQUENCES

    The Restructuring is not expected to have adverse tax consequences for Fund shareholders. The Restructuring will not change the tax basis of Fund shares held by shareholders, and distributions from the Fund will continue to be taxable to Fund shareholders as ordinary income or capital gain, as the case may be. Further, as part of the transaction, the Fund and its shareholders are not expected to recognize any gain or loss for federal income tax purposes. The Portfolio and the Fund are organized and intend to conduct their respective operations in a manner such that both the Portfolio and Fund, by investing all of its investable assets in the Portfolio, will not be required to pay any federal income or excise taxes.

RISKS OF A MASTER-FEEDER STRUCTURE

    The Fund's investment in the Portfolio poses certain potential risks. Large-scale redemptions by other feeder funds could have adverse effects on the Fund, such as requiring the liquidation of a significant portion of the Portfolio's holdings at a time when it could be disadvantageous to do so. In the future, other feeder funds could have a greater ownership interest in the Portfolio than the Fund's interest and, therefore, could have effective voting control over the operation of the Portfolio. Finally, if the Fund is required to redeem its interests in the Portfolio for any reason (for instance, because its shareholders did not approve changes to the Fund's investment policies parallel to changes approved for the Portfolio), the Fund's Board may be unable to find an appropriate substitute investment vehicle for the Fund's assets, which could have a significant effect on the Fund's shareholders.

MANAGEMENT OF THE FUND AFTER THE RESTRUCTURING

    The Portfolio will be advised by Investment Company Capital Corp. ("ICCC"), the Fund's current advisor. The Portfolio will be sub-advised by Alex.

Brown Investment Management, the Fund's current sub-advisor. After the Restructuring, ICCC also will provide administrative services to the Portfolio and the Fund.

    The Portfolio is a separate series of the Master Trust, an open-end management investment company registered under the 1940 Act and organized as a New York Business Trust. The Portfolio has been established to serve as the investment portfolio for various investment companies and other types of institutional accounts. Portfolio shares are not offered for sale directly to the public. While no other feeder funds currently invest in the Portfolio, such feeders may so invest in the future. To the extent that such feeders' expense structures differ from the Fund's, their investment returns will be different as well.

    The Master Trust has its own Board of Trustees, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolio. All Fund Board members currently serve as Trustees of the Master Trust.

THE PORTFOLIO'S INVESTMENT POLICIES

    The investment objective of the Portfolio is the same as the investment objective of the Fund. The Portfolio seeks to achieve its investment objective through investments limited to the types of securities in which the Fund is authorized to invest. The investment restrictions or policies of the Portfolio prohibit it from investing in any security or engaging in any transaction in which the Fund currently could not directly invest or engage.

    The investment objective of the Portfolio is not a fundamental policy. The approval of the Portfolio's investors (i.e., the Fund and other holders of interests in the Portfolio, if any) would be required to change any of its fundamental investment policies or restrictions. Any change in non-fundamental investment policies or restrictions would not require such approval.

CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

    In conjunction with the Restructuring, the Board approved related changes to the Fund's fundamental investment policies necessary to permit the Fund to invest all of its assets in the Portfolio. Shareholder approval is also required to effect these changes. These changes will have no impact on the Fund's investment objective, strategies and risks, but, as described below, are needed for the Fund to become a feeder fund in a master-feeder format. Accordingly, in approving the Restructuring, shareholders are approving related changes to each of the following fundamental investment policies of the Fund. Since the Portfolio's investment polices include restrictions similar in nature to the Funds' current policies, approving the modified policies will not permit the Portfolio to engage in any investment activity that the Fund could not currently undertake.

A. DIVERSIFICATION

    Under the Fund's current diversification policy, the Fund can invest only 10% of its assets in any one company, such as the Portfolio. The modified policy makes clear that investment companies (i.e., the Portfolio) are not included for the purposes of the 10% test. As a result, the Fund, as a feeder fund, will be permitted to invest all of its assets in the Portfolio. The specific changes to put the modified policy in place are described below.

    The Fund's fundamental policy regarding diversification currently states that the Fund is not permitted to:

    Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer.

    If the Proposal is approved, this policy would be eliminated and replaced with the following:

    Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer, except that the Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.

B. CONCENTRATION

    Under the current concentration policy, the Fund can, if it wishes, invest up to 25% of its assets in any one industry other than the communications industry. Since the Portfolio could be viewed as a single company in one industry, this policy must be changed if the Fund is to invest all of its assets in the Portfolio. Accordingly, the modified policy makes clear that investment companies (i.e., the Portfolio) are not included for purposes of the 25% test. The specific changes to put the modified policy in place are described below.

    The Fund's fundamental policy regarding concentration currently states that the Fund is not permitted to:

    Invest less than 65% of its total assets in the communications field, except as described in the Prospectus, (otherwise the Fund will not concentrate more than 25% of its total assets in securities of issuers in any industry).

    If the Proposal is approved, this policy would be eliminated and replaced with the following:

    Invest less than 65% of its total assets in the communications field, except as described in the Prospectus, provided that: (a) otherwise the Fund will not concentrate more than 25% of its total assets in securities of issuers in any industry and (2) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.

C. UNDERWRITING

    Under the Fund's current underwriting policy, the Fund cannot underwrite securities. Since the Fund will be investing in (i.e., buying and selling) shares of the Portfolio, the Fund could be viewed as acting as an underwriter for the Portfolio. The modified policy makes clear that the Fund's on-going investment in the Portfolio is not considered to be the underwriting of securities. The specific changes to put the modified policy in place are described below.

    The Fund's fundamental policy regarding underwriting currently states that the Fund is not permitted to:

    Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

    If the Proposal is approved, this policy would be eliminated and replaced with the following:

    Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities. This restriction shall not limit the Fund's ability to invest in securities issued by one or more management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors has carefully considered Proposal 3, which will authorize the Restructuring, including necessary changes to the Fund's fundamental investment policies. At meetings held on December 15, 1999, and June 21-22, 2000, the Board approved this proposal and determined to seek shareholder authorization of the actions necessary for the Fund to invest all its investable assets in the Portfolio. In approving this Proposal, the Board considered the experience and performance record of ABIM's communications equity team, the Fund's new fee arrangements, and the opportunity that the Restructuring provides to pursue additional distribution outlets and potential cost savings for the Fund over time. Based on the factors discussed above and others, the Board determined that the Restructuring is in the best interests of the Fund and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE RESTRUCTURING OF THE FUND INTO A FEEDER FUND IN A MASTER-FEEDER FORMAT.

ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    To the knowledge of Fund management, as of the Record Date, there were no beneficial owners holding 5% or more of the outstanding shares of the Fund. As of the Record Date, the Directors and officers of the Fund as a group beneficially owned an aggregate of less than 1% of the outstanding shares of the Fund.

SUBMISSION OF SHAREHOLDER PROPOSALS

    The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

    Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, such as the approval of investment policy changes, a new investment advisory or sub-advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

    A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials.

    Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors.

REQUIRED VOTE

    Approval of each of the Proposals requires the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined in the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less.

    Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against each of the Proposals.

OTHER MATTERS

    No business other than the matters described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                        By Order of the Directors,

                                        [/S/ AMY M. OLMERT]

                                        Amy M. Olmert
                                        Secretary

Dated: July 19, 2000

                                                                       EXHIBIT A

                    FLAG INVESTORS COMMUNICATIONS FUND, INC.
                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

    THIS AGREEMENT is made as of the    day of          , 2000 by and between
FLAG INVESTORS COMMUNICATIONS FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor").

    WHEREAS, the Fund is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

    WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory services for the Fund on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

    1. APPOINTMENT OF INVESTMENT ADVISOR. The Fund hereby appoints the Advisor to act as the Fund's investment advisor. The Advisor shall supervise and manage all aspects of the Fund's investment program including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

    2. DELIVERY OF DOCUMENTS. The Fund has furnished the Advisor with copies properly certified or authenticated of each of the following:

        (a) The Fund's Articles of Incorporation, filed with the State of Maryland on November 4, 1988 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

        (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

        (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;

        (d) The Fund's Notification of Registration filed pursuant to
    Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on October 21, 1983;

        (e) The Fund's Registration Statement on Form N-1 under the Securities Act of 1933, as amended (the "1933 Act") (File No. 2-87336) and under the 1940 Act as filed with the SEC on October 21, 1983 relating to the shares of the Fund, and all amendments thereto; and

        (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

    The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

    3.  DUTIES OF INVESTMENT ADVISOR.  In carrying out its obligations under
Section I hereof, the Advisor shall:

        (a) supervise and manage all aspects of the Fund's investment program;

        (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund;

        (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors and as might not otherwise be provided under the Fund's other agreements;

        (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;

        (e) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

        (f) take all actions necessary to carry into effect the Fund's purchase and sale programs; and

        (g) maintain such books and records in cooperation with the Fund's administrator and distributor, as may be required by law or deemed advisable by the Fund's Board of Directors.

    4. BROKER-DEALER RELATIONSHIPS. In the event that the Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. In performing this function the Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Board of Directors may determine, the Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

    Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct DB Alex. Brown LLC ("DB Alex. Brown") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to DB Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Alex. Brown and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

    The Fund will not deal with the Advisor or DB Alex. Brown in any transaction in which the Advisor or DB Alex. Brown acts as a principal with respect to any part of the Fund's order. If DB Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

    5. CONTROL BY BOARD OF DIRECTORS. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

    6. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

        (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

        (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

        (c) the provisions of the Articles of Incorporation;

        (d) the provisions of the By-Laws; and

        (e) any other applicable provisions of state and federal law.

    7. EXPENSES. The expenses connected with the Fund shall be allocable between the Fund and the Advisor as follows:

        (a) The Advisor shall furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

        (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plans of distribution and to the Fund's administrator under the Fund's administrative services agreement; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940
    Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

    8. DELEGATION OF RESPONSIBILITIES.

        (a) Subject to the approval of the Board of Directors and shareholders of the Fund, the Advisor may delegate to a sub-advisor certain of its duties enumerated in Section 2 hereof, provided that the Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

        (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Fund nor obligate the Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

    9. COMPENSATION. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: 1.00% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $100 million of the Fund's average daily net assets, 0.85% of the next $100 million of the Fund's average daily net assets, 0.80% of the next $200 million of the Fund's average daily net assets, 0.73% of the next $500 million of the Fund's average daily net assets, 0.68% of the next $500 million of the Fund's average daily net assets, and 0.65% of that portion of the Fund's average daily net assets in excess of $1.5 billion.

    Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

    10. NON-EXCLUSIVITY. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

    11. TERM. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall continue in force and effect, subject to Section 13 hereof, for two years from the date hereof.

    12. RENEWAL. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

        (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

    13. TERMINATION. This Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors or a vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) or by the Advisor, upon sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

    14. LIABILITY OF ADVISOR. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

    15. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

    16. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                            FLAG INVESTORS
                                  COMMUNICATIONS FUND, INC.

Attest:                              By:
        ------------------------     ----------------------
Name:                                Name:
                                     Title:

[SEAL]                            INVESTMENT COMPANY CAPITAL
                                  CORP.

Attest:                              By:
        ------------------------     ----------------------
Name:                                Name:
                                     Title:

                                                                       EXHIBIT B

                    FLAG INVESTORS COMMUNICATIONS FUND, INC.
                             SUB-ADVISORY AGREEMENT

    THIS AGREEMENT is made as of the    day of               , by and among FLAG
INVESTORS COMMUNICATIONS FUND, INC., a Maryland corporation (the "Fund"), INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), and ALEX. BROWN INVESTMENT MANAGEMENT, a Maryland limited partnership (the "Sub-Advisor").

    WHEREAS, the Advisor is the investment advisor to the Fund, which is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Fund and the Advisor wish to retain the Sub-Advisor for purposes of rendering advisory services to the Fund and the Advisor in connection with the Advisor's responsibilities to the Fund on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

    1. APPOINTMENT OF SUB-ADVISOR. The Fund hereby appoints the Sub-Advisor to act as the Fund's Sub-Advisor under the supervision of the Fund's Board of Directors and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

    2. DELIVERY OF DOCUMENTS. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

        (a) The Fund's Articles of Incorporation, filed with the State of Maryland on November 4, 1988 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

        (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

        (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

        (d) The Fund's Notification of Registration filed pursuant to
    Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on October 21, 1983;

        (e) The Fund's Registration Statement on Form N-1 under the Securities Act of 1933, as amended (the "1933 Act") (File No. 2-87336) and under the 1940 Act as filed with the SEC on October 21, 1983 relating to the shares of the Fund, and all amendments thereto; and

        (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

    The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

    3. DUTIES OF SUB-ADVISOR. In carrying out its obligations under Section 1 hereof, the Sub-Advisor shall:

        (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

        (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

        (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors;

        (d) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; and

        (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio.

    4. BROKER-DEALER RELATIONSHIPS. In circumstances when the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Sub-Advisor's primary consideration in effecting a security transaction will be execution of orders at the most favorable price on an overall basis. In performing this function the Sub-Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Board of Directors may determine, the Sub-Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

    Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct DB Alex. Brown LLC ("DB Alex. Brown") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to DB Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Advisor. DB Alex. Brown and the Sub-Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

    The Fund will not deal with the Sub-Advisor or DB Alex. Brown in any transaction in which the Sub-Advisor or DB Alex. Brown acts as a principal with respect to any part of the Fund's order. If DB Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

    5. CONTROL BY FUND'S BOARD OF DIRECTORS. Any recommendations concerning the Fund's investment program for the Fund proposed by the Sub-Advisor to the Fund and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant hereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

    6. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

        (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;

        (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

        (c) the provisions of the Articles of Incorporation;

        (d) the provision of the By-Laws; and

        (e) any other applicable provisions of state and federal law.

    7. EXPENSES. The expenses connected with the Fund shall be allocable between the Fund, the Sub-Advisor and the Advisor as follows:

        (a) The Sub-Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of the President and certain Vice Presidents of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

        (b) The Sub-Advisor shall maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under
    Section 3 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

        (c) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Advisor under the Investment Advisory Agreement between the Fund and the Advisor; payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

    8. COMPENSATION. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: 0.65% of the first $100 million of the Fund's average daily net assets, 0.60% of the next $100 million of the Fund's average daily net assets, 0.55% of the next $100 million of the Fund's average daily net assets, 0.50% of the next $200 million of the Fund's average daily net assets, 0.45% of the next $500 million of the Fund's average daily net assets, 0.42% of the next $500 million of the Fund's average daily net assets, and 0.40% of that portion of the Fund's average daily net assets in excess of $1.5 billion. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above. Payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible.

    9. DELEGATION OF RESPONSIBILITIES. The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub-Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

    10. TERM. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall remain in force and effect, subject to Section 12 hereof, for two years from the date hereof.

    11. RENEWAL. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

        (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

    12. TERMINATION. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), on sixty (60) days' written notice to the Advisor and the Sub-Advisor. This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Advisor on sixty (60) days' written notice to the Fund and the Advisor. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

    13. NON-EXCLUSIVITY. The services of the Sub-Advisor to the Advisor and the Fund are not to be deemed to be totally exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that partners of the Sub-Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or partners of the Sub-Advisor to the extent permitted by law; and that the partners of the Sub-Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

    14. LIABILITY OF SUB-ADVISOR. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.

    15. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Sub-Advisor, of the Advisor and of the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202.

    16. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                               FLAG INVESTORS COMMUNICATIONS FUND,
                                     INC.

Attest:                              By:
        ------------------------     ----------------------
Name:                                Name:
                                     Title:

[SEAL]                               INVESTMENT COMPANY CAPITAL CORP.

Attest:                              By:
        ------------------------     ----------------------
Name:                                Name:
                                     Title:

[SEAL]                               ALEX. BROWN INVESTMENT MANAGEMENT

Attest:                              By:
        ------------------------     ----------------------
Name:                                Name:
                                     Title:

[LOGO]

FLAG INVESTORS FUNDS
MUTUAL FUND SERVICES
MS 1-18-8
ONE SOUTH STREET
BALTIMORE, MD 21202-3220




TO VOTE BY TOUCH-TONE TELEPHONE

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call 1-800-690-6903

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

For more information call 1-877-504-7018


                    FLAG INVESTORS COMMUNICATIONS FUND, INC.


                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 31, 2000

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FLAG INVESTORS
                            COMMUNICATIONS FUND, INC.


This proxy is for your use in voting on various matters relating to Flag Investors Communications Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies,hereby appoint(s) Bruce
A. Rosenblum, Jeffrey A. Engelsman and Kathy L. Churko and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on August 31, 2000 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

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
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                 FLICFI                KEEP THIS PORTION FOR YOUR RECORDS
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                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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                                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.
                                                                           ---

Vote On Proposals                                                                             For            Against       Abstain

1A.  To approve a new Investment Advisory Agreement between the Fund and                      / /              / /            / /
     its investment advisor, Investment Company Capital Corp., increasing the advisory fee paid by the Fund.

1B.  To approve a new Sub-Advisory Agreement among the Fund, Investment Company               / /              / /            / /
     Capital Corp. and Alex. Brown Investment Management, increasing the sub-advisory fee paid by Investment Company Capital Corp. to the Fund's sub-advisor.

2.   To approve a proposed Sub-Advisory Agreement among the Fund, Investment                  / /              / /            / /
     Company Capital Corp. and Alex. Brown Investment Management, effective
     March 2001, reflecting an expected change in control of the Fund's sub-advisor.

3.   To approve the restructuring of the Fund into a feeder fund in a master-feeder           / /              / /            / /
     format.


Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly.
When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity please sign your name and title. For joint accounts, each joint owner must sign.


           UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                                           USING THE ENCLOSED ENVELOPE.
                                NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.


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-----------------------------------------------            ---------------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date                  Signature (Joint Owners)    Date
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